UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events.

On June 29, 2017, Huntsman Corporation (the “Company”) issued a press release announcing the pricing of $375 million in aggregate principal amount of senior notes due 2025 (the “Notes”) to be issued by two of its wholly owned subsidiaries, Venator Finance S.à r.l. and Venator Materials Corporation (each, a “Co-Issuer” and, together, the “Issuers”).  Following the completion of an internal reorganization, the Issuers will be subsidiaries of Venator Materials PLC, a public limited company organized under the laws of England and Wales (“Venator”) and a wholly-owned subsidiary of the Company formed for the purpose of holding the Pigments and Additives business that is expected to be separated from the Company in connection with its anticipated initial public offering (the “Venator IPO”). The Notes will carry an interest rate of 5.75% and will mature on July 15, 2025.  If (i) the Venator IPO does not close and certain other conditions are not satisfied on or prior to March 31, 2018 or (ii) in the reasonable judgment of the Issuers, the Venator IPO will not close and such other conditions will not be satisfied on or prior to March 31, 2018, the Notes will be subject to a special mandatory redemption. The special mandatory redemption price will be a price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest from the issue date of the Notes to, but not including, the redemption date. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Brandon M. Gray
Brandon M. Gray
Vice President and Treasurer

Dated: June 30, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated June 29, 2017.